Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT AND LIMITED WAIVER TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT AND LIMITED WAIVER TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) is dated as of January 8, 2019, by and among ACETO CORPORATION, a New York corporation (the “Borrower”), certain other Loan Parties party hereto (the “Guarantors”), the Lenders party hereto (the “Consenting Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders party to the Credit Agreement (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrower, the Guarantors, the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of December 21, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended a term loan and a revolving credit facility to the Borrower.

The Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Consenting Lenders have agreed, to certain amendments and waivers to the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.             Capitalized Terms. All capitalized undefined terms used in this Fourth Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Fourth Amendment).

2.             Limited Waiver. Pursuant to Section 9.02(b) of the Credit Agreement and on the effectiveness of this Fourth Amendment, each Consenting Lender hereto hereby waives any Default or Event of Default arising under (a) Article VII(a) of the Credit Agreement as a result of the failure by the Borrower to pay principal or interest when due prior to the Fourth Amendment Effective Date; provided, that the Borrower shall have paid all such principal and interest on the Fourth Amendment Effective Date; provided, further, that the Consenting Lenders hereby irrevocably agree to forbear from exercising any rights and remedies with respect to the failure to pay such amounts when due prior to the Fourth Amendment Effective Date, (b) Article VII(b) of the Credit Agreement as a result of non-compliance by the Borrower with Section 6.12(d) (Covenant Liquidity) and (c) Article VII(d) of the Credit Agreement as a result of the failure of any Loan Party or any Subsidiary to make a payment in respect of the Deferred Payment Amount.

3.             Amendments to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto agree that the Credit Agreement is amended as follows:

(a)           Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Bank Cash” shall mean the amount on deposit in bank accounts maintained by the Borrower and its subsidiaries on any date of determination.

“Fourth Amendment Effective Date” means January 8, 2019.

“Revolving Bridge Loans” means any Revolving Loans made on or after the Fourth Amendment Effective Date in an aggregate outstanding principal amount not to exceed $23,000,000.

“Waiver Fee” has the meaning given to such term in Section 2.12(e).

(b)           Section 1.01 (Defined Terms) of the Credit Agreement is hereby further amended by deleting the terms “Revolving Loan Maturity Date” and “Term Loan Maturity Date” in their entirety and substituting the following in lieu thereof:

“Revolving Loan Maturity Date” means June 30, 2019.

“Term Loan Maturity Date” means June 30, 2019.

(c)           Section 2.02 (Loans and Borrowings) of the Credit Agreement is hereby amended by adding clause (e) thereto immediately following clause (d) as follows:

“(e) Notwithstanding any other provision of this Agreement, on and after the Fourth Amendment Effective Date, the Borrower shall not be entitled to request, or elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would exceed one (1) month.”

(d)           Section 2.10 (Repayment and Amortization of Loans; Evidence of Debt) of the Credit Agreement is hereby amended by adding clause (h) thereto immediately following clause (g) as follows:

“(h) Any repayment of the principal amount of the Revolving Loans after the Fourth Amendment Effective Date shall be first applied to reduce the outstanding principal amount of the Revolving Bridge Loans.”

(e)           Section 2.12 (Fees) of the Credit Agreement is hereby amended by deleting clause (e) in its entirety and substituting the following in lieu thereof:

“(e)          The Borrower agrees to pay to the Administrative Agent, for the ratable benefit of the Lenders, a waiver fee (the “Waiver Fee”) in an amount equal to 6.00% of the Aggregate Credit Exposure (determined as of the date such portion of the Waiver Fee is due and payable); provided, that if before February 28, 2019 the Revolving Bridge Loans have been paid in full, or the Borrower has entered into a definitive agreement, on terms and conditions reasonably acceptable to the Administrative Agent and the Required Lenders, to sell substantially all the equity and/or assets of itself or any of its Subsidiaries for an amount sufficient to pay the Obligations in full, then the Waiver Fee shall be reduced from 6.00% to 4.00% of the Aggregate Credit Exposure; provided, further, that if before April 30, 2019 the Obligations have been paid in full, then the Waiver Fee shall not be due and payable, otherwise 50% of the Waiver Fee shall be due and payable in cash on April 30, 2019; provided, further, that if before May 31, 2019 the Obligations have been paid in full, then the remaining Waiver Fee shall not be due and payable, otherwise the remaining Waiver Fee shall be due and payable in cash on May 31, 2019.”

(f)            Section 2.12 (Fees) of the Credit Agreement is hereby further amended by adding the following as clause (g) thereto immediately following clause (f) as follows:

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“(g)          The Borrower agrees to pay to the Administrative Agent a fee for the account of each Revolving Lender which shall equal 2.00% of the portion of the Revolving Loans attributable to such Lender and available or borrowed as Revolving Bridge Loans, which fee shall be payable in cash on January 31, 2019.”

(g)           Section 3.23 (Foreign Subsidiaries) of the Credit Agreement is hereby amended by labeling the existing paragraph as clause (a) and adding clause (b) thereto immediately following clause (a) as follows:

“(b)          On and after the Fourth Amendment Effective Date, the aggregate amount of the intercompany Indebtedness owed by the Borrower and the Domestic Subsidiaries to the Foreign Subsidiaries exceeds the aggregate amount of any intercompany Indebtedness owed by the Foreign Subsidiaries to the Borrower and the Domestic Subsidiaries.”

(h)           Article III (Representations and Warranties) of the Credit Agreement is hereby amended by adding a new Section 3.24 thereto with the heading “Control Accounts” as follows:

“Control Accounts. The Loan Parties have obtained a control agreement as described in Section 3.04(b) of the Security Agreement with respect to each Deposit Account that does not constitute Excluded Property and a control agreement as described in Section 3.04(c) of the Security Agreement with respect to all Securities of any Loan Party held through a Securities Intermediary or Commodity Intermediary.”

(i)            Section 4.02(d) (Each Credit Event; Required Lender Consent) of the Credit Agreement is hereby amended by adding the following proviso at immediately preceding the period at the end thereof:

“provided, that the Required Lenders hereby consent to the Borrowing, on or after the Fourth Amendment Effective Date, of the Revolving Bridge Loans”

(j)            Article V (Affirmative Covenants) of the Credit Agreement is hereby amended by adding the following Section 5.13 thereto with the heading “Fourth Amendment Agreements” and the following clauses:

“(a)       Subordinated Financing Commitment Letter. On or before January 18, 2019, the Borrower shall deliver to the Administrative Agent and the Lenders, in furtherance of the strategic process, a non-binding commitment letter (the “Commitment Letter”) duly executed by one or more financial institutions (or other Person reasonably believed by the Borrower to have sufficient financial resources to provide such financing), in form and substance reasonably acceptable to the Administrative Agent and the Required Lenders, providing for financing to the Borrower that is subordinated to the Liens securing, and Obligations outstanding under, the Credit Agreement in a principal amount of not less than $50,000,000 to be used to pay in full the Revolving Bridge Loans and to fund the working capital needs of the Borrower and its Domestic Subsidiaries. On or before January 31, 2019, the Borrower shall deliver to the Administrative Agent and the Lenders a binding Commitment Letter with respect to the foregoing financing. Upon repayment in full of the Revolving Bridge Loans, the then undrawn portion of the Revolving Commitments shall be deemed terminated.

(b)       Take-Out Proposal. On or before January 22, 2019, the Borrower shall deliver to the Administrative Agent and the Lenders a written proposal in furtherance of the strategic process, in form, substance and detail reasonably acceptable to the Administrative Agent and the Required Lenders, that the Borrower believes in good faith is feasible, that provides for repayment in full of all Obligations under the Credit Agreement.

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(c)       Field Examination. The Administrative Agent may, during normal business hours upon reasonable advance notice, conduct such field examinations at the Loan Parties’ U.S. locations as it may deem necessary or advisable in its reasonable discretion (including fair market value appraisals), to evaluate solely the accounts receivable and inventory of the Borrower and its Subsidiaries, which field examinations shall be at the Borrower's sole cost and expense.

(d)       Anti-Hoarding. On and after the Fourth Amendment Effective Date, the Borrower shall not permit Domestic Liquidity (calculated based on Bank Cash) to exceed $7,500,000, which shall constitute (i) a condition precedent under Section 4.02 of the Credit Agreement to the Borrowing of any Revolving Bridge Loans and calculated after giving effect to the requested Borrowing and (ii) a financial covenant under Section 6.12 of the Credit Agreement, tested as of the last Business Day of each week, and reported in each weekly Cash Flow Forecast comparison delivered under Section 5.11(d) of the Credit Agreement (which financial covenant shall be subject to a two-day cure period in the event of any breach of such financial covenant).

(e)        Transfers. On and after the Fourth Amendment Effective Date, the Loan Parties shall be prohibited from transferring any funds from the Borrower or any Domestic Subsidiary to any Foreign Subsidiary.

(f)       Security in Foreign Subsidiaries. Borrower shall engage in commercially reasonable efforts to complete, within 10 Business Days of the Fourth Amendment Effective Date, all actions necessary to provide the Administrative Agent with a perfected security interest in 100% of the Equity Interests in the Borrower’s Material Foreign Subsidiaries.

(g)       Weekly Cash Flow Calls. The Borrower shall participate in periodic conference calls not less than weekly with, and as requested by, FTI Consulting LLC to review and answer any questions and provide copies of materials as may be reasonably requested related to the to discuss the Cash Flow Forecasts of the Borrower.”

(k)           Article V (Affirmative Covenants) of the Credit Agreement is hereby further amended by adding the following at the end thereof:

“The failure by the Borrower to comply with any of the requirements set forth in Sections 5.11, 5.12 or 5.13 shall constitute an Event of Default under Article VII of the Credit Agreement if such non-compliance therewith shall continue unremedied for a period of three (3) Business Days after delivery by the Administrative Agent to the Borrower of notice of such non-compliance.”

(l)            Section 6.06 (Loans; Investments and Acquisitions) of the Credit Agreement is hereby amended in clause (d) by adding the following immediately preceding the semi-colon at the end thereof:

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“, or $100,000 (or the foreign equivalent thereof) at any time outstanding in excess of any amounts outstanding as of the Fourth Amendment Effective Date”

(m)          Section 6.06 (Loans; Investments and Acquisitions) of the Credit Agreement is hereby further amended by deleting clause (l) in its entirety and substituting the following in lieu thereof:

“(l) the purchase, prior to repayment of the Revolving Bridge Loans and during (i) fiscal year 2019, of assets in an aggregate amount not to exceed $6,500,000 or (ii) the third quarter of fiscal year 2019, of assets in an aggregate amount not to exceed $3,105,000, in each case, consisting of (x) intangible assets relating to strategic product acquisitions for Rising Pharmaceuticals and data compensation expenses relating to Environmental Protection Agency approval for Agricultural Protection Products and (y) Capital Expenditures relating to information technology for development, serialization, warehouse automation, corporate equipment and hardware.”

(n)          Section 6.14 (Restricted Payments; Dividends) of the Credit Agreement is hereby amended by deleting clause (a) in its entirety and substituting the following in lieu thereof:

“(a) at any time after termination of the Limitation Period, if (i) no Default or Event of Default has occurred and is continuing or would arise after giving effect (including giving effect on a pro forma basis) thereto, and (ii) at the time of and immediately after giving effect (including giving effect on a pro forma basis) thereto the Borrower is in compliance with the financial covenants set forth in Section 6.12, then the Borrower may make dividends and distributions to its shareholders which have been approved by the Board of Directors of the Borrower, consistent with past practices of the Borrower prior to the Fourth Amendment Effective Date, of up to $0.01 per share (but not to exceed $325,000 in the aggregate for any single fiscal quarter);”

(o)           Article VI (Negative Covenants) of the Credit Agreement is hereby amended by adding a new Section 6.21 thereto with the heading “Deposit and Securities Accounts” as follows:

“SECTION 6.21. Deposit and Securities Accounts. Each Loan Party, and each direct or indirect Domestic Subsidiary of a Loan Party, will not open any new Deposit Account (as defined in the Security Agreement) or securities account during the Limitation Period without the prior written consent of the Administrative Agent.”

4.             Conditions to Effectiveness. The effectiveness of this Fourth Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)           the Administrative Agent’s receipt of this Fourth Amendment duly executed by each Loan Party, the Administrative Agent and the Consenting Lenders constituting Required Lenders;

(b)           the Borrower shall have paid all principal and interest due on or before the Fourth Amendment Effective Date as provided under the Credit Agreement;

(c)           no Default or Event of Default shall have occurred and be continuing after giving effect to the limited waivers in this Fourth Amendment;

(d)           the Administrative Agent’s receipt of an updated secretary’s certificate with authorizing resolutions for each Loan Party;

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(e)           the Borrower shall have paid to the Administrative Agent, for the ratable benefit of each Lender that delivers its duly executed signature page to this Fourth Amendment to the Administrative Agent by email prior to January 7, 2019 at Noon (Eastern Time), or such later date or time as the Administrative Agent may (prior to the announced occurrence of the Fourth Amendment Effective Date) determined in its sole discretion (which shall, for the avoidance of doubt, be no later than 5:00 pm (Eastern Time) on January 7, 2019), a consent fee in an amount equal to 0.25% of the Aggregate Credit Exposure of such Consenting Lenders; and

(f)            the Borrower shall have paid all expenses in connection with this Fourth Amendment, including without limitation, the reasonable fees and expenses of FTI Consulting Inc., as financial advisor to the Administrative Agent, and McGuireWoods LLP, as legal counsel for the Administrative Agent, for which summary invoices will be delivered to the Borrower (without waiver of any privilege or confidentiality).

For purposes of determining compliance with the conditions specified in this Section, each Consenting Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Consenting Lender prior to the effectiveness of this Fourth Amendment specifying its objection thereto.

5.             Further Assurances. Each Loan Party agrees to, to the extent required by the Loan Documents, make, execute and deliver all such additional and further acts, things, deeds, instruments and documents as the Administrative Agent may reasonably require for the purposes of implementing or effectuating the provisions of this Fourth Amendment and the other Loan Documents.

6.             Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Fourth Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

7.             Representations and Warranties. The Borrower and each Guarantor represents and warrants that (a) it has the corporate or other equivalent power and authority to make, deliver and perform this Fourth Amendment, (b) it has taken all necessary corporate or other equivalent action to authorize the execution, delivery and performance of this Fourth Amendment, (c) this Fourth Amendment has been duly executed and delivered on behalf of such Person, (d) this Fourth Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (f) no Default or Event of Default has occurred and is continuing as of the date hereof after giving effect to the limited waivers in this Fourth Amendment or would result after giving effect to this Fourth Amendment and the transactions contemplated hereby.

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8.            Acknowledgement and Reaffirmation. By their execution hereof, the Borrower and each Guarantor hereby expressly (a) consents to this Fourth Amendment, (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which the Borrower or such Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein), (c) ratifies and reaffirms any guarantee and grant of security interests and Liens on any of their respective Collateral pursuant to any Loan Document as security for or otherwise guaranteeing the Obligations under or with respect to the Loan Documents and confirm and agree that such security interests and Liens are in all respects continuing and in full force and effect and shall continue to secure all of the Obligations under the Loan Documents (after giving effect to this Fourth Amendment), and (d) ratifies and reaffirms the First Amendment to Second Amended and Restated Credit Agreement, dated December 13, 2017, the Second Amendment and Waiver to Second Amended and Restated Credit Agreement, dated May 3, 2018, and the Third Amendment and Limited Waiver to Second Amended and Restated Credit Agreement, dated September 11, 2018.

9.            Costs and Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Fourth Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

10.          Execution in Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Fourth Amendment by facsimile, telecopy, pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

11.          Governing Law. This Fourth Amendment and the rights and obligations of the parties under this Fourth Amendment shall be governed by, and construed in accordance with, the law of the State of New York, without reference to the conflicts or choice of law principles thereof.

12.          Entire Agreement. This Fourth Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Fourth Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.

13.          Successors and Assigns. This Fourth Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

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14.           Release.  The Borrower, on behalf of itself and its Subsidiaries, successors, assigns and other legal representatives, hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature (collectively, the “Claims”), whether known or unknown, which any of them have, may have, or might assert at the time of the execution of this Fourth Amendment or in the future against the Administrative Agent, the Lenders and/or their respective present and former parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (each a “Releasee”), directly or indirectly, which occurred, existed, were taken, permitted or begun from the beginning of time through the date hereof, arising out of, based upon, or in any manner connected with (a) the Loan Documents and/or the administration thereof or the Obligations created thereby, (b) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any of the Obligations, or (c) any matter related to the foregoing; provided, that the foregoing shall not release Claims arising following the date hereof.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment and Limited Waiver to be executed under seal by their duly authorized officers, all as of the day and year first written above.

LOAN PARTIES:

ACETO CORPORATION, as Borrower

By: /s/ Rebecca A. Roof
Name: Rebecca A. Roof
Title: Chief Financial Officer

ACETO AGRICULTURAL CHEMICALS CORPORATION, as Guarantor

By: /s/ Rebecca A. Roof
Name: Rebecca A. Roof
Title: Chief Financial Officer

PACK PHARMACEUTICALS, LLC, as Guarantor

By: /s/ Rebecca A. Roof
Name: Rebecca A. Roof
Title: Chief Financial Officer

RISING PHARMACEUTICALS, INC., as Guarantor

By: /s/ Rebecca A. Roof
Name: Rebecca A. Roof
Title: Chief Financial Officer

RISING HEALTH, LLC, as Guarantor

By: /s/ Rebecca A. Roof
Name: Rebecca A. Roof
Title: Chief Financial Officer

Aceto Corporation

Fourth Amendment and Limited Waiver to Second Amended and Restated Credit Agreement

Signature Page

Administrative Agent and Lenders:

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender, and as Administrative Agent, Swingline Lender and an Issuing Bank

By: /s/ Reginald T. Dawson
Name: Reginald T. Dawson
Title: Managing Director

Aceto Corporation

Fourth Amendment and Limited Waiver to Second Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Nicholas J. Watts
Name: Nicholas J. Watts
Title: Authorized Officer

Aceto Corporation

Fourth Amendment and Limited Waiver to Second Amended and Restated Credit Agreement

Signature Page

CITIBANK, N.A., as a Lender

By: /s/ Harry Vlandis
Name: Harry Vlandis
Title: Attorney in Fact, Citibank, N.A.

Aceto Corporation

Fourth Amendment and Limited Waiver to Second Amended and Restated Credit Agreement

Signature Page

TD BANK, N.A., as a Lender

By: /s/ Katherine Brunelle
Name: Katherine Brunelle
Title: Vice President

Aceto Corporation

Fourth Amendment and Limited Waiver to Second Amended and Restated Credit Agreement

Signature Page

CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Chelsea Brophy
Name: Chelsea Brophy
Title: Associate

Aceto Corporation

Fourth Amendment and Limited Waiver to Second Amended and Restated Credit Agreement

Signature Page

SANTANDER BANK, N.A., as a Lender

By: /s/ Brian Braungard
Name: Brian Braungard
Title: Vice President

Aceto Corporation

Fourth Amendment and Limited Waiver to Second Amended and Restated Credit Agreement

Signature Page

BANK LEUMI USA, as a Lender

By: /s/ Douglas J. Meyer
Name: Douglas J Meyer
Title: Senior Vice President
Bank Leumi USA

By: /s/ Michael Zelazny
Name: Michael Zelazny
Title: AT

Aceto Corporation

Fourth Amendment and Limited Waiver to Second Amended and Restated Credit Agreement

Signature Page

BMO HARRIS BANK, N.A., as a Lender

By: /s/ Pam Wicker
Name: Pam Wicker
Title: Director

Aceto Corporation

Fourth Amendment and Limited Waiver to Second Amended and Restated Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Patrick M. Hanley
Name: Patrick M. Hanley
Title: Senior Vice President

Aceto Corporation

Fourth Amendment and Limited Waiver to Second Amended and Restated Credit Agreement

Signature Page

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ James F. Cloudman
Name: James F. Cloudman
Title: Senior Vice President

Aceto Corporation

Fourth Amendment and Limited Waiver to Second Amended and Restated Credit Agreement

Signature Page